UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
May 12, 2011

GENERAL MARITIME CORPORATION
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

REPUBLIC OF THE MARSHALL ISLANDS
(STATE OR OTHER JURISDICTION OF INCORPORATION)

001-34228 (COMMISSION FILE NUMBER)	66-071-6485 (I.R.S. EMPLOYER IDENTIFICATION NO.)

299 Park Avenue New York, New York 10171 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(212) 763-5600
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Not Applicable
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 12, 2011, at the 2011 Annual Meeting of Shareholders (the “Annual Meeting”) of General Maritime Corporation (the “Company”), the Company’s shareholders approved an amendment to the Company’s Amended and Restated Articles of Incorporation to increase the number of authorized shares of the Company’s common stock (the “Common Stock”) from 140,000,000 shares to 390,000,000 shares. The increase in the number of authorized shares of the Common Stock was effected pursuant to an Articles of Amendment of Amended and Restated Articles of Incorporation (the “Articles of Amendment”) filed with the Secretary of State of the State of Delaware on May 12, 2011 and was effective as of such date. A copy of the Articles of Amendment is attached as Exhibit 3.1 hereto and is incorporated into this Item 5.03 by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

At the Annual Meeting held on May 12, 2011, shareholders of record on March 15, 2010 were entitled to vote 89,593,272 shares of the Common Stock.  A total of 71,895,535 shares of Common Stock (80.2% of all shares entitled to vote at the Annual Meeting) were represented at the Annual Meeting in person or by proxy.

At the Annual Meeting, the shareholders of the Company (i) elected two director nominees to hold office until the 2014 Annual Meeting of Shareholders and until their successors are elected and qualified or until their earlier resignation or removal, (ii) approved an amendment to the Company’s Amended and Restated Articles of Incorporation to increase the number of authorized shares of Common Stock from 140,000,000 to 390,000,000, (iii) did not approve the Company’s 2011 Stock Incentive Plan, (iv) ratified the appointment of Deloitte & Touche LLP as the Company’s independent certified public accountants for the fiscal year ended December 31, 2011, (v) approved an advisory, non-binding resolution regarding the compensation of the Company’s named executive officers and (vi) approved every one year in an advisory, non-binding resolution as the frequency of the advisory vote on the compensation of the Company’s named executives.  Set forth below are the final voting results for each of the proposals submitted to a vote of the shareholders.

Election of Directors

The shareholders of the Company elected each of the director nominees proposed by the Company’s Board of Directors.  The voting results were as follows:

Name of Nominee	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Rex W. Harrington	39,485,860	3,312,204	0	29,097,471
George J. Konomos	39,204,002	3,594,062	0	29,097,471

Approval of an Amendment to the Amended and Restated Articles of Incorporation

The shareholders of the Company approved an amendment to the Company’s Amended and Restated Articles of Incorporation to increase the number of authorized shares of Common Stock from 140,000,000 to 390,000,000.  The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
56,451,111	13,585,930	1,858,494	0

Approval of the General Maritime Corporation 2011 Stock Incentive Plan

Approval of the General Maritime Corporation 2011 Stock Incentive Plan (the “Plan”) required the affirmative vote of a majority of the votes cast, provided that the total votes cast represent more than 50% of the Common Stock entitled to vote.  As the total votes cast did not represent more than 50% of the Common Stock entitled to vote, the Plan was not approved.  The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
28,759,230	11,157,538	2,881,296	29,097,471

Ratification of Appointment of Independent Certified Public Accountants

The shareholders of the Company ratified the appointment of Deloitte & Touche LLP as the Company’s independent certified public accountants for the fiscal year ended December 31, 2010.  The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
68,198,291	1,821,175	1,876,069	0

Advisory Vote on Executive Compensation

The shareholders of the Company approved an advisory resolution regarding the compensation of the Company’s named executives by a non-binding vote.  The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
29,866,117	10,101,884	2,830,063	29,097,471

Advisory Vote on the Frequency of Votes on Executive Compensation

The shareholders of the Company approved the holding of advisory votes on executive compensation every one year by a non-binding vote.  The voting results were as follows:

Every One Year	Every Two Years	Every Three Years	Abstentions	Broker Non-Votes
31,600,415	713,459	7,659,496	2,824,694	29,097,471

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description
3.1	Articles of Amendment of Amended and Restated Articles of Incorporation of General Maritime Corporation, dated May 12, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MARITIME CORPORATION
(Registrant)

	By:	/s/ Jeffrey D. Pribor
	Name:	Jeffrey D. Pribor
	Title:	Executive Vice President, Chief Financial Officer

Date: May 17, 2011

EXHIBIT INDEX

Exhibit No.	Description
3.1	Articles of Amendment of Amended and Restated Articles of Incorporation of General Maritime Corporation, dated May 12, 2011.